Exhibit 99.4

 Standard Motor Products, Inc.  Resegmentation Announcement  February 22, 2023

 Safe Harbor – Forward Looking Statements  2  You should be aware that except for historical information, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements, including projections and anticipated levels of future performance, are based on current information and assumptions and involve risks and uncertainties which may cause actual results to differ materially from those discussed herein.   In addition, we use metrics such as Adjusted EBITDA and Income from Operations without Special Items throughout this presentation, which are non-GAAP measures.   You are urged to review all of our filings with the SEC and our press releases from time to time for details of risks and uncertainties that could cause future performance to vary from the expectations expressed or implied by the forward-looking statements herein and for certain reconciliations of GAAP to non-GAAP results.

 Announcing New Operating Segment  Renaming the Engine Management Segment  To better align the Company’s operating categories with its strategic focus and more accurately reflect the evolution of the products and categories SMP offers  Providing Greater Clarity  Provides greater clarity into how the Company is positioned to capture growth opportunities including powertrain-neutral and electrification-specific offerings  New Alignment with Strategic Focus  This new segment focuses on custom designed parts for vehicle and equipment manufacturers (OEMs) across diverse global end markets  New Subcategories   Vehicle Control  3

 Broadens the Company’s target opportunities for manufacturers across multiple industries with new end markets   Market Expansion   Sales driver as new segment has potential for long-term organic growth  Growth  Provides better visibility of the unique dynamics and margin profiles across segments   Clarity  Supports and expands SMP’s aftermarket position through sharing technologies and engineering expertise  Collaboration  Greater Visibility Into Our Performance  4

 SMP Segment Transition Snapshot  5  Engine Management 73% Sales Mix  Prior 2022 Segments  New 2023 Segments (2022 Sales)  Temperature Control 27% Sales Mix  Vehicle Control  55% Total Sales Mix  Engineered Solutions   20% Total Sales Mix  Temperature Control  25% Total Sales Mix  Vehicle Control and Temperature Control are Aftermarket Only

 Aftermarket Snapshot  6  Aftermarket Net Sales  2022 Aftermarket Sales Mix  Nationally Recognized Brands  Supplier to All Major Distributors  Aftermarket EBITDA* & Margin%  *reflects adjusted EBITDA which is a non-GAAP financial measure; see reconciliation in appendix

 Engineered Solutions Snapshot  7  Commercial Vehicle - $80M   Light Vehicle - $92M   All Other - $56M   Construction / Agriculture - $42M   Engineered Solutions Net Sales  Engineered Solutions EBITDA* & Margin%  *reflects adjusted EBITDA which is a non-GAAP financial measure; see reconciliation in appendix

 New Product Development  Diversification  Market Expansion  M&A Opportunities  Sales Support  Customer Service  Engineering  Technical Resources  Adaptable development and manufacturing for unique and specific requirements   Advanced quality systems  Committed to continuous improvement  Focused Growth  Global Reach with Local Support  Customizable Designs  World Class Manufacturing   An extensive portfolio of adaptable products and a global network of resources positioned to serve a diverse customer base   Engineered Solutions Strategy  8

 Engineered Solutions provides diversified and fast growth potential across new opportunities  Strong financial results with healthy cash flow generation  Leader in Aftermarket with significant share; generating consistent annual growth  Longstanding business led by experienced management team  Commitment to corporate and social responsibility  Disciplined capital allocation strategy driving organic and inorganic growth with improving ROIC  Why Invest in SMP  9

 Appendix

 Segment Reporting - Annual Sales and Profit by Segment   11  2021  2022        Vehicle Control  Temperature Control  Engineered Solutions  Other  Total     Vehicle Control  Temperature Control  Engineered Solutions  Other  Total  Net Sales   737,431    324,080    237,305    -    1,298,816    750,571    351,237    270,007    -    1,371,815   Net Sales % of total  53.8%  23.6%  17.3%  100.0%  54.7%  25.6%  19.7%  100.0%  Gross Margin   238,790    91,738    46,727    -    377,255    232,267    98,913    51,359    -    382,539   32.4%  28.3%  19.7%  29.0%  30.9%  28.2%  19.0%  27.9%  Operating Expenses   141,373    61,664    26,421    16,702    246,160    151,596    70,192    32,646    15,190    269,624   19.2%  19.0%  11.1%  19.0%  20.2%  20.0%  12.1%  19.7%  Operating Profit      97,417    30,074    20,306    (16,702)   131,095       80,671    28,721    18,713    (15,190)   112,915   13.2%  9.3%  8.6%  10.1%  10.7%  8.2%  6.9%  8.2%  Adjusted EBITDA   111,234    35,461    30,136    (14,992)   161,839    95,961    33,593    30,465    (13,879)   146,140   15.1%  10.9%  12.7%  12.5%  12.8%  9.6%  11.3%  10.7%  Note: All operating results provided except for revenues are on a non-GAAP basis. See GAAP to non-GAAP reconciliation later in the Appendix.  Years ending December 31

SMP Standard Motor Products, Inc.

Segment Reporting - Mix by Segment

Years ending December 31

	2021					2022				
Total Aftermarket - % by category	**Q1'21**	**Q2'21**	**Q3'21**	**Q4'21**	**FY 2021**	**Q1'22**	**Q2'22**	**Q3'22**	**Q4'22**	**FY 2022**
Ignition, Emissions & Fuel	44.6%	39.6%	37.0%	47.8%	41.8%	43.6%	38.3%	37.4%	47.4%	41.3%
Electrical & Safety	22.9%	19.2%	19.4%	23.8%	21.2%	20.9%	19.6%	20.3%	23.4%	20.9%
Wire Sets & Other	8.1%	6.0%	5.8%	6.3%	6.5%	6.3%	5.9%	5.1%	6.7%	5.9%
Vehicle Control Total	**75.6%**	**64.9%**	**62.2%**	**77.9%**	**69.5%**	**70.8%**	**63.7%**	**62.7%**	**77.5%**	**68.1%**
AC System Components	15.8%	27.5%	28.8%	12.4%	21.8%	18.9%	28.0%	28.7%	10.7%	22.3%
Other Thermal Components	8.6%	7.6%	9.0%	9.7%	8.7%	10.3%	8.2%	8.6%	11.8%	9.6%
Temperature Control Total	**24.4%**	**35.1%**	**37.8%**	**22.1%**	**30.5%**	**29.2%**	**36.3%**	**37.3%**	**22.5%**	**31.9%**
Aftermarket Total	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**
Engineered Solutions - % by category										
Commercial Vehicle	33.8%	29.4%	32.9%	32.4%	32.1%	29.6%	28.7%	29.1%	31.7%	29.7%
Construction / Agriculture	14.2%	13.4%	14.0%	14.5%	14.0%	15.1%	16.5%	16.6%	14.6%	15.7%
Light Vehicle	44.3%	43.4%	31.3%	29.9%	36.4%	36.0%	33.9%	32.3%	33.2%	33.9%
All Other	7.7%	13.9%	21.9%	23.2%	17.5%	19.3%	20.9%	22.0%	20.6%	20.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

12

Segment Reporting - Vehicle Control By Quarter

Years ending December 31

	2021					2022				
	Q1'21	Q2'21	Q3'21	Q4'21	FY 2021	Q1'22	Q2'22	Q3'22	Q4'22	FY 2022
Ignition, Emissions & Fuel	$ 103,032	$ 112,107	$ 111,036	$ 118,021	$ 444,196	$ 109,149	$ 111,581	$ 117,750	$ 116,091	$ 454,571
Electrical & Safety	52,985	54,388	58,284	58,863	224,520	52,257	57,054	63,867	57,309	230,487
Wire Sets & Other	18,713	17,002	17,468	15,532	68,715	15,858	17,137	16,081	16,437	65,513
Net Sales	**174,730**	**183,497**	**186,788**	**192,416**	**737,431**	**177,264**	**185,772**	**197,698**	**189,837**	**750,571**
Gross Margin	58,008	59,126	59,292	62,364	238,790	55,424	53,728	60,350	62,765	232,267
Gross Margin %	33.2%	32.2%	31.7%	32.4%	32.4%	31.3%	28.9%	30.5%	33.1%	30.9%
Operating Expenses	33,481	35,910	35,902	36,080	141,373	35,039	37,679	39,229	39,649	151,596
Operating Expense %	19.2%	19.6%	19.2%	18.8%	19.2%	19.8%	20.3%	19.8%	20.9%	20.2%
Operating Profit	$ 24,527	$ 23,216	$ 23,390	$ 26,284	$ 97,417	$ 20,385	$ 16,049	$ 21,121	$ 23,116	$ 80,671
Operating Profit Margin %	14.0%	12.7%	12.5%	13.7%	13.2%	11.5%	8.6%	10.7%	12.2%	10.7%
Adjusted EBITDA	$ 28,739	$ 26,945	$ 26,493	$ 29,057	$ 111,234	$ 24,399	$ 19,776	$ 25,004	$ 26,782	$ 95,961
EBITDA %	16.4%	14.7%	14.2%	15.1%	15.1%	13.8%	10.6%	12.6%	14.1%	12.8%

Note: All operating results provided except for revenues are on a non-GAAP basis. See GAAP to non-GAAP reconciliation later in the Appendix.

13

Segment Reporting – Temperature Control By Quarter  14  Years ending December 31

 Segment Reporting – Engineered Solutions By Quarter  15  Years ending December 31

 Segment Reporting - Analysis by Quarter (Percent of Net Sales)  16  Years ending December 31

 GAAP to Non-GAAP Reconciliations

 18  GAAP to non-GAAP Reconciliation  Segment Reporting - Annual Sales and Profit by Segment

 19  GAAP to non-GAAP Reconciliation  Segment Reporting - 2022 Quarterly Sales and Profit by Segment

 20  GAAP to non-GAAP Reconciliation  Segment Reporting - 2021 Quarterly Sales and Profit by Segment

 Thank you   For more information, contact:  Anthony (Tony) Cristello  Standard Motor Products, Inc.  (972) 316-8107  tony.cristello@smpcorp.com